MERRILL LYNCH
UTILITY INCOME
FUND, INC.




FUND LOGO




Annual Report

August 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.



DEAR SHAREHOLDER

During the 12-month period ended August 31, 1999, the performance of the domestic electric utility sector was negatively affected by a rise in the long-term interest rates and a robust US economy, which fueled investor optimism for higher risk sectors such as technology. For the year ended August 31, 1999, the average price return of the domestic electric utility sector, as measured by the benchmark unmanaged Standard & Poor's Electric Index, was +4.58%. This result does not take into account the average annualized current yield for this Index, which was 4.54% on August 31, 1998, compared to 4.78% on August 31, 1999. Utility bonds, as measured by the unmanaged Merrill Lynch C5G0 High and Medium Quality Utilities Index, had a price return of -4.7% and a total return of +1.81%, respectively, for the 12 months ended August 31, 1999.

Fundamentally, the investment outlook improved during the fiscal year. A number of regulatory rulings concerning the transition of the domestic electric utility industry to competition were resolved. While there is still more news to come on the regulatory front, the process continues to move at a gradual pace, which has been good for both companies and investors.

The sale of assets, which is a significant factor in the restructuring of the industry, also continues to move ahead. For the most part, electric generating assets have sold at well above book value. The weighted average selling price has been 1.93 times book value for 66,211 megawatts of non-nuclear capacity with announced buyers. Nuclear generating assets, which many assumed would carry little value, have also received positive bids. The first sale of a nuclear plant to be completed in the United States occurred in early July when Entergy took over the 670-megawatt Pilgrim plant from Boston Edison (now called NSTAR). Winning bids for over 3,700 megawatts of nuclear capacity have been announced and the average price per kilowatt is approximately $65. There are several more sales of assets pending, including both gas-fired and nuclear facilities.

Merger and acquisition activity continues in the utility sector. Seven announcements came in the month of June, with six involving combining electric and natural gas assets. Many of the recent announcements involved smaller companies that represent a good strategic fit. The regulatory approval process remains relatively slow for electric-to-electric company mergers. Convergence mergers between natural gas and electric companies tend to get completed faster as the issue of market power becomes less significant. In fact, of the 18 mergers completed since early 1997, 10 were electric and gas acquisitions. Currently, there are more than 20 transactions pending in the electric and natural gas utility sector. More are expected to come, as companies need to increase their scale to capture more of the energy market.


Fiscal Year in Review
For the 12-month period ended August 31, 1999, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +4.40%, +3.70%, +3.67% and +4.13%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 3--5 of this report to shareholders.)

During the fiscal year, we maintained our investment objective of seeking to generate high current income by remaining primarily invested in domestic electric utility stocks and utility bonds. Historically, we have concentrated on the domestic electric utility sector because of its above-market average yields. However, we added and maintained investments in the natural gas and water utility equities where we believed the yield and potential for dividend growth were evident. As a result of our income-oriented strategy, the Fund underperformed compared to other utility funds for the fiscal year ended August 31, 1999.

Positive news on the regulatory front had a significant positive impact on three of our holdings: Public Service Enterprise Group Incorporated, Dominion Resources, Inc. and Potomac Electric Power Company. Generating assets sales had the most significant positive impact on companies such as Unicom Corporation and New England Electric System. Overall, the composition of the Fund's portfolio allowed for participation in current industry trends, while remaining steadfast to our investment objective of generating high current income.

Merrill Lynch Utility Income Fund, Inc.
August 31, 1999

During the fiscal year, the Fund's holdings were beneficiaries of and participants in many events. Nine of the Fund's holdings are currently involved in pending mergers and acquisitions. Three of the companies are expected to be acquired by two United Kingdom-based utilities. Scottish Power PLC continues to gain approvals for its acquisition of PacifiCorp., while National Grid has announced its intent to acquire both New England Electric System and Eastern Utilities Associates. Two Fund holdings, Northern States Power Company and New Century Energies, Inc., intend to merge in a stock swap transaction similar to the pending merger between American Electric Power Company, Inc. and Central and South West Corporation. Of the two remaining Fund holdings, Western Resources, Inc. is still trying to acquire Kansas City Power & Light, which is not held in the portfolio. In addition, Florida Progress Corporation, another Fund holding, recently received a takeover offer from Carolina Power & Light.

For the 12-month period ended August 31, 1999, we continued our investment strategy of reducing or eliminating positions that no longer met our income requirements or which became fully valued. The most significant factor in evaluating our investments was the level of income generated relative to the risk of the investment. As a result of this investment review, we eliminated our holdings in KN Energy, Inc. bonds during the August quarter. Although the yield on the company's bonds was close to 7%, the termination of the merger with Sempra Energy resulted in concern over the creditworthiness of the company. Other contributing factors included: a weak operating outlook that resulted from two consecutive years of warm weather, weak basis differentials and compressed processing margins. Consequently, we sold the Fund's position in KN Energy because of the substantially heightened risk relative to the bond's yield.

We also sold our position in United Water Resources Inc. (UWR) stock during the fiscal fourth quarter, as we believed the shares were fully valued. The French-based water utility company Suez Lyonnaise des Eaux, which already owned 32% of UWR, made a bid to acquire the remaining shares at a price of $35 per share. The transaction is expected to close in several months. UWR was trading at a price of $21.75 per share at the close of May 1999 and reached a price of $33.50 per share as of August 31, 1999, with the current yield going from 4.41% to 2.87%.


In Conclusion
We thank you for your support of Merrill Lynch Utility Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Walter D. Rogers)
Walter D. Rogers
Senior Vice President and Portfolio Manager



October 15, 1999




Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                             3 Month      12 Month   Since Inception
As of August 31, 1999                                        % Change     % Change     Total Return
ML Utility Income Fund, Inc. Class A Shares                   -2.12%       +4.40%         +51.75%
ML Utility Income Fund, Inc. Class B Shares                   -2.31        +3.70          +45.17
ML Utility Income Fund, Inc. Class C Shares                   -2.32        +3.67          +69.12
ML Utility Income Fund, Inc. Class D Shares                   -2.26        +4.13          +74.18

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/29/93 for Class A &Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


PERFORMANCE DATA (continued)


ML Utility Income Fund's Class A and Class B Shares--Total Return
Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index and a Composite Index.
Beginning and ending values are:

                                      10/29/93**        8/99

ML Utility Income++--
Class A Shares*                       $ 9,600        $14,568

ML Utility Income++--
Class B Shares*                       $10,000        $14,517

Composite Index++++                   $10,000        $15,210

S&P 500 Index++++++                   $10,000        $31,918


ML Utility Income Fund's Class C and Class D Shares--Total Return
Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index and a Composite Index.
Beginning and ending values are:


                                     10/21/94**       8/99

ML Utility Income++--
Class C Shares*                       $10,000        $16,912

ML Utility Income++--
Class D Shares*                       $ 9,600        $16,722

Composite Index++++                   $10,000        $17,737

S&P 500 Index++++++                   $10,000        $31,241


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Utility Income Fund, Inc. invests at least 65% of its total assets in equity and debt securities which are, in the opinion of the Fund's management, primarily engaged in the ownership or operations of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
  ++++This unmanaged market value-weighted composite Index is comprised of the S&P Electric Utility Index (75%), representing 25 electric utility companies, and the Merrill Lynch C5GO High and Medium Quality Utilities Index (25%), representing US corporate utility and phone bonds maturing in 1-10 years. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
++++++This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1999



PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        + 3.20%        - 0.93%
Five Years Ended 6/30/99                  +12.40         +11.49
Inception (10/29/93)
through 6/30/99                           + 7.52         + 6.75

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/99                        + 2.32%        - 1.52%
Five Years Ended 6/30/99                  +11.52         +11.52
Inception (10/29/93)
through 6/30/99                           + 6.69         + 6.69

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                        + 2.29%        + 1.32%
Inception (10/21/94)
through 6/30/99                           +11.72         +11.72

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        + 2.94%        - 1.18%
Inception (10/21/94)
through 6/30/99                           +12.43         +11.45

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



IMPORTANT TAX INFORMATION

Of the ordinary income distributions paid monthly by Merrill Lynch Utility Income Fund, Inc. during its fiscal year ended August 31,
1999, 82.29% qualifies for the dividends received deduction for corporations.

Additionally, the following table summarizes the long-term capital gains distributed by the Fund during the year:

                                 Long-Term
  Record          Payable         Capital
   Date             Date           Gains

  12/31/98       1/11/99        $.231714*

[FN]
*The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS
                                 Shares                                                                    Value    Percent of
Industries                        Held                   Stocks                             Cost         (Note 1a)  Net Assets
Utilities--Electric               49,000   Allegheny Energy, Inc.                       $ 1,231,050      $ 1,653,750    2.9%
                                  43,600   Ameren Corporation                             1,782,353        1,746,725    3.1
                                  24,600   American Electric Power Company, Inc.            892,569          893,288    1.6
                                  36,000   Central & South West Corporation                 988,020          814,500    1.4
                                  22,000   Cinergy Corp.                                    592,830          668,250    1.2
                                  29,100   Consolidated Edison, Inc.                        980,888        1,280,400    2.3
                                  47,000   Constellation Energy Group                     1,286,708        1,392,375    2.5
                                  31,400   DTE Energy Company                               984,627        1,238,338    2.2
                                  36,800   Dominion Resources, Inc.                       1,737,197        1,702,000    3.0
                                  65,000   Eastern Utilities Associates                   1,671,525        1,945,938    3.5
                                  52,900   FirstEnergy Corp.                              1,280,193        1,510,956    2.7
                                  34,000   Florida Progress Corporation                   1,105,601        1,593,750    2.8
                                  27,500   GPU, Inc.                                        767,170          938,438    1.7
                                  30,000   New Century Energies, Inc.                       986,106        1,083,750    1.9
                                  42,500   New England Electric System                    1,588,405        2,217,969    4.0
                                  56,600   Northern States Power Company                  1,443,838        1,333,637    2.4
                                  70,800   PacifiCorp.                                    1,375,936        1,446,975    2.6
                                  54,500   Potomac Electric Power Company                 1,408,427        1,444,250    2.6
                                  29,400   Public Service Enterprise Group
                                           Incorporated                                     947,445        1,205,400    2.2
                                  35,000   Puget Sound Energy, Inc.                         995,169          829,062    1.5
                                  50,000   RGS Energy Group Inc.                          1,571,501        1,293,750    2.3
                                  45,300   Reliant Energy, Inc.                           1,274,853        1,254,244    2.2
                                   5,876   Sierra Pacific Resources                         174,142          143,227    0.3
                                  43,400   The Southern Company                             923,825        1,174,512    2.1
                                  21,000   TXU Corp.                                        715,885          849,187    1.5
                                  32,600   Unicom Corporation                               954,082        1,259,175    2.2
                                  20,000   WPS Resources Corporation                        673,700          582,500    1.0
                                  30,000   Western Resources, Inc.                          976,800          716,250    1.3
                                                                                        -----------      -----------  ------
                                                                                         31,310,845       34,212,596   61.0


Utilities--Gas                    40,300   AGL Resources Inc.                               741,707          727,919    1.3
                                  44,000   KeySpan Corporation                            1,344,960        1,298,000    2.3
                                  10,000   New Jersey Resources Corporation                 282,913          387,500    0.7
                                  48,000   Sempra Energy                                  1,165,493        1,071,000    1.9
                                                                                        -----------      -----------  ------
                                                                                          3,535,073        3,484,419    6.2


Utilities--Water                   9,400   E'Town Corporation                               379,991          477,050    0.8

                                           Total Stocks                                  35,225,909       38,174,065   68.0


                                 Face
                                Amount                 Corporate Bonds

Industrial--Energy            $2,150,000   Williams Companies Inc., 6.625% due
                                           11/15/2004                                     2,214,995        2,091,671    3.7


Telecommunications             2,000,000   GTE Corp., 6.36% due 4/15/2006                 2,113,280        1,900,820    3.4
                               2,000,000   MCI WorldCom Inc., 7.75% due 4/01/2007         2,268,560        2,065,000    3.7
                               1,000,000   Southwestern Bell Corp., 7% due 7/01/2015      1,034,480          955,750    1.7
                               2,000,000   US West Capital Funding Inc., 6.375% due
                                           7/15/2008                                      2,135,760        1,836,020    3.2
                               1,000,000   United Telephone of Florida, Series FF,
                                           6.875% due 7/15/2013                           1,019,950          964,490    1.7
                                                                                        -----------      -----------  ------
                                                                                          8,572,030        7,722,080   13.7


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                     Value    Percent of
Industries                       Amount             Corporate Bonds                         Cost         (Note 1a)  Net Assets
Utilities--Electric           $1,000,000   Alabama Power Co., Series G, 5.375% due
                                           10/01/2008                                   $   985,660      $   880,760    1.6%
                               2,000,000   Consumers Energy, 6.375% due 2/01/2008         2,035,100        1,842,708    3.3
                               1,000,000   Public Service Company of Colorado,
                                           Series 1, 6.375% due 11/01/2005                  991,300          959,540    1.7
                                                                                        -----------      -----------  ------
                                                                                          4,012,060        3,683,008    6.6


Utilities--Gas                 1,500,000   ENSERCH Corporation, 6.375% due 2/01/2004      1,491,030        1,452,195    2.6
                               1,000,000   El Paso Natural Gas, 7.75% due 1/15/2002       1,090,950        1,016,170    1.8
                                                                                        -----------      -----------  ------
                                                                                          2,581,980        2,468,365    4.4

                                           Total Corporate Bonds                         17,381,065       15,965,124   28.4


                                                Short-Term Securities

Commercial Paper*              1,777,000   General Motors Acceptance Corp., 5.56%
                                           due 9/01/1999                                  1,777,000        1,777,000    3.2

                                           Total Short-Term Securities                    1,777,000        1,777,000    3.2


Total Investments                                                                       $54,383,974       55,916,189   99.6
                                                                                        ===========
Other Assets Less Liabilities                                                                                203,760    0.4
                                                                                                         -----------  ------
Net Assets                                                                                               $56,119,949  100.0%
                                                                                                         ===========  ======

*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$54,383,974) (Note 1a)                           $55,916,189
                    Cash                                                                                             234
                    Receivables:
                      Interest                                                              $   265,366
                      Dividends                                                                 131,329
                      Capital shares sold                                                        10,010          406,705
                                                                                            -----------
                    Prepaid registration fees and other assets (Note 1f)                                          19,687
                                                                                                             -----------
                    Total assets                                                                              56,342,815
                                                                                                             -----------

Liabilities:        Payables:
                      Capital shares redeemed                                                    95,066
                      Distributor (Note 2)                                                       33,593
                      Investment adviser (Note 2)                                                27,243          155,902
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        66,964
                                                                                                             -----------
                    Total liabilities                                                                            222,866
                                                                                                             -----------

Net Assets:         Net assets                                                                               $56,119,949
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    27,520
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            407,355
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             47,518
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             38,315
                    Paid-in capital in excess of par                                                          53,277,900
                    Undistributed investment income--net                                                         292,323
                    Undistributed realized capital gains on investments--net                                     496,803
                    Unrealized appreciation on investments--net                                                1,532,215
                                                                                                             -----------
                    Net assets                                                                               $56,119,949
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $2,966,793 and 275,198 shares
                             outstanding                                                                     $     10.78
                                                                                                             ===========
                    Class B--Based on net assets of $43,903,341 and 4,073,552
                             shares outstanding                                                              $     10.78
                                                                                                             ===========
                    Class C--Based on net assets of $5,110,798 and 475,177 shares
                             outstanding                                                                     $     10.76
                                                                                                             ===========
                    Class D--Based on net assets of $4,139,017 and 383,155 shares
                             outstanding                                                                     $     10.80
                                                                                                             ===========


                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1999
Investment          Dividends                                                                                $ 2,121,965
Income              Interest and discount earned                                                               1,391,644
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               3,513,609
                                                                                                             -----------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)           $     358,903
                    Investment advisory fees (Note 2)                                           336,800
                    Professional fees                                                            84,225
                    Transfer agent fees--Class B (Note 2)                                        67,453
                    Accounting services (Note 2)                                                 63,913
                    Registration fees (Note 1f)                                                  61,076
                    Printing and shareholder reports                                             58,410
                    Account maintenance and distribution fees--Class C (Note 2)                  43,460
                    Directors' fees and expenses                                                 14,526
                    Custodian fees                                                               11,283
                    Account maintenance fees--Class D (Note 2)                                   11,226
                    Transfer agent fees--Class C (Note 2)                                         7,940
                    Transfer agent fees--Class D (Note 2)                                         5,398
                    Transfer agent fees--Class A (Note 2)                                         4,113
                    Amortization of organization expenses (Note 1f)                               2,970
                    Pricing fees                                                                    898
                    Other                                                                         3,719
                                                                                            -----------
                    Total expenses before reimbursement                                       1,136,313
                    Reimbursement of expenses (Note 2)                                         (210,349)
                                                                                            -----------
                    Total expenses after reimbursement                                                           925,964
                                                                                                             -----------
                    Investment income--net                                                                     2,587,645
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                            496,805
Unrealized          Change in unrealized appreciation on investments--net                                     (2,272,578)
Gain (Loss) on                                                                                               -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $   811,872
(Notes 1b, 1c,                                                                                               ===========
1e & 3):


                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    August 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                  $ 2,587,645      $ 1,769,453
                    Realized gain on investments--net                                           496,805        2,638,989
                    Change in unrealized appreciation on investments--net                    (2,272,578)       3,189,795
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                        811,872        7,598,237
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (159,881)        (103,403)
Shareholders          Class B                                                                (1,864,650)      (1,459,293)
(Note 1g):            Class C                                                                  (208,228)        (190,662)
                      Class D                                                                  (194,958)        (101,671)
                    Realized gain on investments--net:
                      Class A                                                                   (78,738)              --
                      Class B                                                                (1,068,525)              --
                      Class C                                                                  (123,178)              --
                      Class D                                                                   (95,886)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,794,044)      (1,855,029)
                                                                                            -----------      -----------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       19,244,050         (257,080)
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase in net assets                                             16,261,878        5,486,128
                    Beginning of year                                                        39,858,071       34,371,943
                                                                                            -----------      -----------
                    End of year*                                                            $56,119,949      $39,858,071
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   292,323      $   132,395
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1999++    1998++    1997++     1996       1995
Per Share           Net asset value, beginning of year                $  11.04   $   9.46  $   9.17  $   9.15   $   8.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56        .57       .55       .60        .60
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.07)      1.60       .29       .02        .59
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49       2.17       .84       .62       1.19
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.52)      (.59)     (.55)     (.60)      (.48)
                      Realized gain on investments--net                   (.23)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.75)      (.59)     (.55)     (.60)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.78   $  11.04  $   9.46  $   9.17   $   9.15
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.40%     23.30%     9.36%     6.61%     14.68%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .81%       .59%      .59%      .56%       .49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.16%      1.29%     1.51%     1.52%      1.87%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.93%      5.26%     5.79%     5.56%      6.60%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  2,967   $  2,110  $  1,376  $  2,108   $  3,253
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   7.92%     13.36%     5.50%    25.98%     12.59%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class B
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1999++    1998++    1997++     1996      1995
Per Share           Net asset value, beginning of year                $  11.03   $   9.45  $   9.17  $   9.15   $   8.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .49       .47       .46        .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)      1.60       .28       .09        .63
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42       2.09       .75       .55       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.44)      (.51)     (.47)     (.53)      (.41)
                      Realized gain on investments--net                   (.23)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.67)      (.51)     (.47)     (.53)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.78   $  11.03  $   9.45  $   9.17   $   9.15
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.70%     22.38%     8.39%     5.86%     13.72%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.59%      1.37%     1.36%     1.34%      1.27%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.93%      2.06%     2.28%     2.29%      2.66%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.15%      4.52%     5.00%     4.79%      5.75%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 43,903   $ 32,540  $ 27,259  $ 35,702   $ 37,498
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   7.92%     13.36%     5.50%    25.98%     12.59%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                           For the Year Ended August 31,        Aug. 31,
Increase (Decrease) in Net Asset Value:                               1999++++   1998++++  1997++++    1996       1995
Per Share           Net asset value, beginning of period              $  11.01   $   9.44  $   9.15  $   9.14   $   8.17
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .46        .48       .47       .43        .42
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)      1.59       .29       .10        .90
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41       2.07       .76       .53       1.32
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.43)      (.50)     (.47)     (.52)      (.35)
                      Realized gain on investments--net                   (.23)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.66)      (.50)     (.47)     (.52)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.76   $  11.01  $   9.44  $   9.15   $   9.14
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.67%     22.19%     8.48%     5.65%     16.50%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.66%      1.40%     1.42%     1.40%      1.32%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.99%      2.08%     2.30%     2.34%      2.77%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.07%      4.39%     4.79%     4.75%      5.56%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  5,111   $  2,846  $  4,104  $  2,107   $  1,377
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   7.92%     13.36%     5.50%    25.98%     12.59%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                           For the Year Ended August 31,        Aug. 31,
Increase (Decrease) in Net Asset Value:                                1999++++  1998++++  1997++++    1996       1995
Per Share           Net asset value, beginning of period              $  11.06   $   9.47  $   9.18  $   9.15   $   8.17
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53        .54       .52       .47        .51
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.06)      1.61       .29       .13        .85
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .47       2.15       .81       .60       1.36
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.50)      (.56)     (.52)     (.57)      (.38)
                      Realized gain on investments--net                   (.23)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.73)      (.56)     (.52)     (.57)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.80   $  11.06  $   9.47  $   9.18   $   9.15
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.13%     23.08%     9.08%     6.46%     17.03%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.08%       .84%      .84%      .82%       .74%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.41%      1.54%     1.76%     1.75%      2.10%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.66%      4.97%     5.47%     5.37%      6.14%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  4,139   $  2,362  $  1,633  $  1,416   $    558
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   7.92%     13.36%     5.50%    25.98%     12.59%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .55%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1999, MLAM earned fees of $336,800, of which $203,846 was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $6,503.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account         Distribution
                                 Maintenance Fee         Fee

Class B                                .25%             .50%
Class C                                .25%             .55%
Class D                                .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999

For the year ended August 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $   32        $   440
Class D                               $1,599        $17,865

For the year ended August 31, 1999, MLPF&S received contingent deferred sales charges of $111,664 and $6,409 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $596 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $26,086,988 and $4,242,499, respectively.

Net realized gains for the year ended August 31, 1999 and net unrealized gains as of August 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   496,031    $ 1,532,215
Short-term investments                    774             --
                                  -----------    -----------
Total                             $   496,805    $ 1,532,215
                                  ===========    ===========

As of August 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,532,215, of which $4,305,074 related to appreciated securities and $2,772,859 related to depreciated securities. At August 31, 1999, the aggregate cost of investments for Federal income tax purposes was $54,383,974.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $19,244,050 and $(257,080) for the years ended
August 31, 1999 and August 31, 1998, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           368,816    $  4,205,077
Shares issued to shareholders
in reinvestment of dividends
and distributions                      18,901         210,873
                                   ----------    ------------
Total issued                          387,717       4,415,950
Shares redeemed                      (303,675)     (3,333,708)
                                   ----------    ------------
Net increase                           84,042    $  1,082,242
                                   ==========    ============


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           157,097    $  1,700,920
Shares issued to share-
holders in reinvestment
of dividends                            7,017          75,684
                                   ----------    ------------
Total issued                          164,114       1,776,604
Shares redeemed                      (118,479)     (1,288,076)
                                   ----------    ------------
Net increase                           45,635    $    488,528
                                   ==========    ============


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         2,688,999    $ 30,673,623
Shares issued to shareholders
in reinvestment of dividends
and distributions                     204,036       2,283,441
                                   ----------    ------------
Total issued                        2,893,035      32,957,064
Automatic conversion
of shares                             (22,767)       (250,516)
Shares redeemed                    (1,746,015)    (19,187,912)
                                   ----------    ------------
Net increase                        1,124,253    $ 13,518,636
                                   ==========    ============



Merrill Lynch Utility Income Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         1,048,694    $ 11,448,291
Shares issued to share-
holders in reinvestment
of dividends                           90,666         971,229
                                   ----------    ------------
Total issued                        1,139,360      12,419,520
Automatic conversion
of shares                              (7,602)        (83,415)
Shares redeemed                    (1,065,628)    (11,501,723)
                                   ----------    ------------
Net increase                           66,130    $    834,382
                                   ==========    ============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           440,870    $  5,023,521
Shares issued to shareholders
in reinvestment of dividends
and distributions                      23,868         266,774
                                   ----------    ------------
Total issued                          464,738       5,290,295
Shares redeemed                      (248,041)     (2,708,286)
                                   ----------    ------------
Net increase                          216,697    $  2,582,009
                                   ==========    ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           530,142    $  5,643,805
Shares issued to share-
holders in reinvestment
of dividends                           13,662         144,789
                                   ----------    ------------
Total issued                          543,804       5,788,594
Shares redeemed                      (720,156)     (7,839,162)
                                   ----------    ------------
Net decrease                         (176,352)   $ (2,050,568)
                                   ==========    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           376,168    $  4,344,450
Automatic conversion
of shares                              22,724         250,516
Shares issued to shareholders
in reinvestment of dividends
and distributions                      22,556         252,399
                                   ----------    ------------
Total issued                          421,448       4,847,365
Shares redeemed                      (251,902)     (2,786,202)
                                   ----------    ------------
Net increase                          169,546    $  2,061,163
                                   ==========    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           433,020    $  4,680,930
Automatic conversion
of shares                               7,589          83,415
Shares issued to share-
holders in reinvestment
of dividends                            7,030          75,680
                                   ----------    ------------
Total issued                          447,639       4,840,025
Shares redeemed                      (406,403)     (4,369,447)
                                   ----------    ------------
Net increase                           41,236    $    470,578
                                   ==========    ============


5. Subsequent Event:
On September 1, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.043474 per Class A Share, $.036128 per Class B Share, $.035461 per Class C Share and $.041081 per Class D Share, payable on September 10, 1999 to shareholders of record as of September 2, 1999.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Utility Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 18, 1999
</AUDIT-REPORT>


PORTFOLIO INFORMATION (unaudited)


As of August 31, 1999

                                                Percent of
Ten Largest Holdings                            Net Assets

New England Electric System                        4.0%
Williams Companies Inc., 6.625% due
  11/15/2004                                       3.7
MCI WorldCom Inc., 7.75% due 4/01/2007             3.7
Eastern Utilities Associates                       3.5
GTE Corp., 6.36% due 4/15/2006                     3.4
Consumers Energy, 6.375% due 2/01/2008             3.3
US West Capital Funding Inc., 6.375% due
  7/15/2008                                        3.2
Ameren Corporation                                 3.1
Dominion Resources, Inc.                           3.0
Allegheny Energy, Inc.                             2.9


Stock Portfolio Changes
For the Quarter Ended August 31, 1999

Additions

Sierra Pacific Resources
Deletions
Nevada Power Company
United Water Resources Inc.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863